NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED MARCH 18, 2020

TO PROSPECTUSES

Nuveen Multistate Trust I	Nuveen Municipal Trust
Prospectus dated September 30, 2019	Prospectuses dated July 31, 2019

Nuveen Multistate Trust II	Nuveen Investment Funds, Inc.
Prospectuses dated June 28, 2019	Prospectus dated July 31, 2019
Prospectus dated September 30, 2019

Nuveen Multistate Trust III
Prospectus dated September 30, 2019

Nuveen Multistate Trust IV
Prospectus dated September 30, 2019

The following is added to the section entitled “How We Manage Your Money—What the Risks Are—Non-Principal Risks”:

Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of a fund’s service providers to perform essential tasks on behalf of a fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a fund’s investments.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MUNIP-0320P